Putnam
Ohio
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report positive results for Putnam Ohio Tax Exempt Income Fund for the fiscal year ended May 31, 2003. While your fund underperformed its benchmark during the period, at net asset value it performed in line with its Lipper fund category average. Details of these results can be found on page 8.

As you will see in the accompanying report from the fund's management team, an emphasis on noncallable bonds and bonds with longer maturities was a positive contributor to performance during the period. On the other hand, the fund's allocation to higher-yielding lower-rated issues detracted slightly from performance results. The managers also discuss in detail the strategies they employed during the period and offer their views of prospects for the fiscal year that has just begun.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam. No one can say for certain, of course, how long the current market uncertainties will last, but the management team will continue to devote its full attention to maintaining the fund's fine long-term record.

Respectfully yours,

/S/ JOHN A. HILL                    /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Ohio Tax Exempt Income Fund's class A shares posted total returns of 9.48% at net asset value and 4.30% at public offering price for the fiscal year ended May 31, 2003.

* Due to the differences in portfolio quality and composition, the fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 10.36% for the 12-month period ended May 31.

* The fund's performance at net asset value was in line with the average return for its Lipper category, Ohio Municipal Debt Funds, which was 9.19%.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's results should be considered in the context of a generally favorable interest-rate environment. Investments in longer-maturity and noncallable bonds performed well. Investments in insured and high-quality bonds also proved to be an asset, given investors' conservative leanings and preference for relatively secure investments. The fund's lower-rated holdings, which contribute to the portfolio's monthly income, underperformed in the difficult economic environment. The presence of these bonds helps explain the fund's slight underperformance relative to its benchmark, which is comprised primarily of high-quality tax-exempt bonds from around the nation. We believe the markets are beginning to factor in the potential for a return of higher interest rates. Recently, we've been positioning the fund to limit the price depreciation that typically accompanies a rising-rate market. These defensive measures are prudent in our estimation, given the historically low interest rates we've seen for the past few months.

Fund Profile

Putnam Ohio Tax Exempt Income Fund seeks to provide high current income free from federal income tax and Ohio state personal income taxes, as we believe to be consistent with the preservation of capital. It may be suitable for Ohio investors seeking tax-free income through a diversified portfolio of municipal bonds issued in Ohio.


* MARKET OVERVIEW

The first half of the fiscal year was generally positive for the municipal bond market. In an environment marked by earnings disappointments, economic weakness, and numerous allegations of corporate malfeasance, investors sought the relative safety of high-quality bonds. Increased demand for bonds pushed their prices higher, and many of your fund's holdings benefited.

In the second half of the fiscal year, several factors tempered municipal bond performance, including significant declines in tax revenues and subsequent downgrades in municipalities' credit quality. United Airlines, which had provided credit backing for several municipal-bond issues, filed for bankruptcy, as had US Airways in the months before. In late April, American Airlines narrowly avoided a similar fate. Various segments of the electric power sector were under duress as well. These difficulties put pressure on industrial development bonds (IDBs), which are issued by municipalities but backed by companies benefiting from the financing. Lastly, over $357 billion in municipal bonds was issued in 2002 -- an all-time record. In 2003, supply continued to swell and is on track to exceed the previous year's record. These factors had a dampening effect on municipal bond prices.

MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/03

Bonds

Lehman Municipal Bond Index                                      10.36%
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Lehman Aggregate Bond Index (taxable bonds)                      11.58%
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Lehman Intermediate Government Bond Index
(intermediate-maturity government bonds)                         10.16%
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Citigroup World Government Bond Index                            24.14%
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Equities

S&P 500 Index (broad stock market)                               -8.06%
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Russell 2000 Index (small- and midsize-company stocks)           -8.18%
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MSCI EAFE Index (international stocks)                          -12.30%
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These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/03.


* STRATEGY OVERVIEW

Interest-rate sensitivity is an important consideration in the management of bond portfolios. Duration is an investment term for measuring this interest-rate sensitivity and can be calculated from bond coupon rates and maturities. During the summer of 2002, we began implementing a defensive strategy (shorter duration, less sensitivity) in anticipation of rising interest rates. When interest rates rose in October, we returned to a more neutral duration as the outlook for growth in the economy was less clear. However, this positioning still limited upside potential when the market rallied in May. As the period ended, we believed interest rates were unsustainably low and began to shift the portfolio back toward a more defensive position.

In early calendar 2003, when tax-exempt municipal bonds offered investors almost the same yield as comparable Treasury bonds, we established a cross-market arbitrage position, in which we bought intermediate-term municipal bonds and shorted 10-year Treasury futures contracts. Our thesis was that if interest rates should rise (causing bond prices to fall), the fund would have a loss on the bonds, and yet, potential gains on the futures contracts would more than compensate for the loss. On the other hand, if rates should fall (causing bond prices to rise), a loss on the futures contracts would be mitigated by a gain on the bonds. We have seen the latter scenario begin to develop as municipal bonds appreciated during the second half of the period.

[GRAPHIC OMITTED: vertical bar chart THE FUND'S MATURITY AND DURATION COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED*

This chart compares changes in the fund's duration
(a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

                                           as of            as of
                                        11/30/2002         5/31/2003

Average effective maturity in years        10.3                8.6

Duration in years                           6.6                5.7

Footnote reads:
*Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


* HOW FUND HOLDINGS AND ALLOCATIONS AFFECTED PERFORMANCE

Although primarily an investment-grade fund, your portfolio maintained its exposure to higher-yielding securities to pursue a higher return through the income and appreciation potential we believed they were offering. With so much uncertainty about economic growth and the direction of interest rates clouding the fiscal year, we took steps to broaden the fund's exposure across and within the various sectors that make up the portfolio. We believe a well-diversified cross section of holdings is one of the best strategies for reducing risk and protecting the portfolio against negative or unforeseen events. For example, during the fiscal period we thought that the combined weightings of Ohio Edison and Cleveland Electric, two of the fund's electric power holdings from the same issuer -- the Ohio State Air Quality Development Authority -- constituted too great a concentration of assets in a single issuer. Consequently, we sold the Cleveland Electric position, which had the shorter maturity of the two holdings, and reinvested the proceeds from the sale in two new holdings outside the electric power sector.

Two-thirds of the proceeds from this sale were invested in Ohio State Higher Educations Facility bonds issued for Kenyon College. These mandatory put bonds, which carry a coupon of 5.05% and mature on 7/1/37 are rated A2 and A by Moody's and Standard & Poor's, respectively. With mandatory put bonds, the issuer will redeem the bonds at par, or face value, at a stated time before maturity -- in this case 7/1/16. We think the education sector is relatively stable, rarely experiences defaults and can offer above-average yields. These put bonds are financing improvements to an athletic facility and are backed by strong fundamentals, including a solid endowment, strong alumni support, and high student applications.

Most of the balance of the utility sale proceeds were invested in A-rated Cuyahoga County bonds issued for the Cleveland Clinic Health System. We've seen a large supply of uninsured investment-grade hospital bonds coming to market in recent months, improving the number and quality of prospects for your portfolio. In addition to refinancing older, more expensive debt at today's historically low interest rates, hospitals in high-growth locations are requiring more resources to finance their expansion to meet increasing patient demand. The Cleveland Clinic, which serves northeast Ohio and southwest Florida, has a medical and educational reputation on par with Johns Hopkins and the Mayo Clinic. While the Clinic previously incurred investment losses, we believe the steady, high-quality delivery of its core health services in its target markets should eventually restore much of its diminished cash flow.

We believe the fund's diversification also helped soften the effects of a price decline in its investment in Cleveland Ohio Airport Authority Revenue bonds, which are backed by Continental Airlines. The airline industry as a whole has been caught in a headwind of negative events that started when the terrorist attacks of September 11, 2001, sharply reduced airline travel. The sluggish economy that followed further reduced business travel, while high jet-fuel prices increased costs. Finally, the war in Iraq and (most recently) concern about SARS further hampered the industry's efforts to recover. However, the recent labor/management negotiations that enabled American Airlines to stay in business, at least for a time, is renewing our interest in this sector, which seems overdue for a turnaround.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 47.3%

Aa/AA -- 16.0%

A -- 15.3%

Baa/BBB -- 15.7%

Ba/BB -- 3.1%

B and lower -- 0.4%

Other (VMIG1) -- 2.2%

Footnote reads:
* As a percentage of market value as of 5/31/03. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard and Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Many states across the country have been driven into historically high deficit positions over the past year. The slowing economy, along with weakness in the stock market, higher Medicaid costs, a sharp reduction in capital gain tax revenues and slower personal, sales and corporate income tax collections, have contributed to this trend. This makes general obligation (GO) bonds especially vulnerable to credit downgrades, since they are financed by the tax revenues raised by state and local governments. Several states have already seen their credit downgraded by the rating agencies. While the downgrade risk for Ohio is high, especially given the fact that it has been on a negative credit watch since August 2002, the state's ratings by the three major rating agencies held steady throughout the fiscal year. Credit quality remains a critical determinant in our selection process, and we're following the situation closely but still feel confident that the issuers of the GOs held by the fund will meet their debt obligations.

Tobacco settlement bonds are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. Since they are subject to special risks, they generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in tobacco settlement bonds is the possibility that interest payments could be affected by further litigation against the tobacco industry. Furthermore, if the supply of tobacco settlement bonds exceeds demand, the value of the bonds could drop. We have always approached these bonds with caution, and feel comfortable that the fund's two holdings, which constitute less than 1% of total assets, are making a valuable contribution to the portfolio's income stream and diversification. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. The conflict with Iraq is largely over, and investors are focused on economic concerns on the home front. While serious issues remain, the level of uncertainty in the world seems to have eased a bit, though we expect continued volatility.

Further, we expect that market yields will move higher in the near term as a weakening dollar, Federal Reserve Board policy, the recently enacted tax cut package, and growing federal budget deficits take effect.

Municipal budgets will continue to face significant pressures in the months ahead. Governments will wrangle with how to implement costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery, so we expect municipal credit quality to remain fragile for some time to come.

Over the next few months, the ratio of municipal bond yields to comparable Treasury yields is likely to return to more normal levels. Accordingly, we will look for opportunities to reduce our cross-market arbitrage position (by selling municipal bonds and buying back the Treasury futures contracts) and we expect the fund will profit from the transactions.

In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. With credit spreads remaining very generous, we believe credit risk is worth taking in moderate amounts. We believe municipal bonds could perform well relative to other fixed-income sectors, because demand for the bonds is firm and we expect supply should moderate as rates move higher. We believe we have positioned your fund to take advantage of the market's potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.


TOTAL RETURN FOR PERIODS ENDED 5/31/03

                           Class A         Class B        Class M
(inception dates)        (10/23/89)       (7/15/93)       (4/3/95)
                   NAV      POP        NAV    CDSC       NAV    POP
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1 year             9.48%    4.30%      8.78%  3.78%      9.03%  5.47%
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5 years           29.20    23.09      25.07  23.07      27.28  23.15
Annual average     5.26     4.24       4.58   4.24       4.94   4.25
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10 years          71.97    63.83      60.79  60.79      66.92  61.55
Annual average     5.57     5.06       4.86   4.86       5.26   4.91
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Annual average
(life of fund)     6.55     6.18       5.79   5.79       6.18   5.92
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Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/03

                                                  Lipper
                                              Ohio Municipal
                       Lehman Municipal         Debt Funds
                          Bond Index         category average*
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1 year                     10.36%                  9.19%
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5 years                    36.79                  28.98
Annual average              6.47                   5.21
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10 years                   89.42                  75.67
Annual average              6.60                   5.79
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Annual average
(life of fund)              7.53                   6.83
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*Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 5/31/03, there were 42, 35, and 16 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/93

                 Fund's class A     Lehman Municipal
Date              shares at POP       Bond Index


5/31/93              9,525               10,000
5/31/94              9,794               10,247
5/31/95             10,486               11,180
5/31/96             10,733               11,691
5/31/97             11,809               12,659
5/31/98             12,681               13,847
5/31/99             13,052               14,494
5/31/00             12,865               14,370
5/31/01             14,200               16,114
5/31/02             15,049               17,163
5/31/03            $16,383              $18,942

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,079 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,692 ($16,155 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/03

                                      Class A        Class B       Class M
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Distributions
(number)                                12             12             12
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Income 1                            $0.364550      $0.305317      $0.337528
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Capital gains 1                         --            --               --
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  Total                             $0.364550      $0.305317      $0.337528
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Share value:                      NAV      POP        NAV         NAV      POP
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5/31/02                          $8.87   $9.31       $8.86       $8.88   $9.18
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5/31/03                           9.33    9.80        9.32        9.33    9.64
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Current return (end of period)
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Current
dividend
rate 2                            3.92%   3.73%       3.29%       3.63%   3.51%
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Taxable
equivalent 3                      6.52    6.20        5.47        6.04    5.84
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Current
30-day SEC
yield 4                           3.23    3.08        2.59        2.93    2.84
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Taxable
equivalent 3                      5.37    5.12        4.31        4.87    4.72
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1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.88% federal and state combined tax rate for 2003.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                         Class A             Class B           Class M
(inception dates)       (10/23/89)          (7/15/93)          (4/3/95)
                       NAV       POP       NAV     CDSC       NAV    POP
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1 year                 7.76%     2.59%     7.07%   2.07%      7.43%  3.95%
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5 years               28.38     22.29     24.28   22.28      26.60  22.49
Annual average         5.12      4.11      4.44    4.10       4.83   4.14
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10 years              68.79     60.71     57.90   57.90      63.99  58.59
Annual average         5.37      4.86      4.67    4.67       5.07   4.72
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Annual average
(life of fund)         6.48      6.10      5.72    5.72       6.11   5.86
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TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Ohio Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Ohio Tax Exempt Income Fund (the "fund") at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 8, 2003



THE FUND'S PORTFOLIO
May 31, 2003


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes
XLCA                -- XL Capital Assurance


MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)       VALUE
Ohio (91.6%)
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           $875,000 Akron, Econ. Dev. Rev. Bonds, MBIA, 6s, 12/1/12                       Aaa            $1,080,625
          1,285,000 Akron, Wtr. Wks. Rev. Bonds, MBIA, 5 1/4s, 12/1/17                    Aaa             1,453,656
             15,000 Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge. Rev. Bonds,
                    FHA Insd., 7.9s, 8/1/03                                               A                15,162
          1,375,000 Allen Cnty., G.O. Bonds, AMBAC, 5s, 12/1/06                           Aaa             1,541,719
          1,565,000 Anthony Wayne Local School Dist. G.O. Bonds
                    (School Fac. Constr. & Impt.), FSA, 5 1/2s, 12/1/19                   Aaa             1,786,056
          1,500,000 Brecksville-Broadview Heights, City School Dist. G.O.
                    Bonds, FGIC, 6 1/2s, 12/1/16                                          Aaa             1,760,625
          1,000,000 Butler Cnty., G.O. Bonds, MBIA, 5 1/4s, 12/1/20                       Aaa             1,127,500
            430,000 Cincinnati, Student Loan Funding Corp. Rev. Bonds,
                    Ser. B, 8 7/8s, 8/1/08                                                BBB/P             433,388
                    Cincinnati, Technical Cmnty. College Rev. Bonds, AMBAC
          1,525,000 5s, 10/1/13                                                           Aaa             1,763,281
          1,020,000 5s, 10/1/12                                                           Aaa             1,178,100
          1,700,000 Cleveland, Arpt. Rev. Bonds (Continental Airlines, Inc.),
                    5.7s, 12/1/19                                                         B-              1,020,000
          1,255,000 Cleveland, G.O. Bonds, MBIA, 5 3/4s, 8/1/15                           Aaa             1,548,356
                    Cleveland, Urban Renewal Increment Rev. Bonds
                    (Rock & Roll Hall of Fame)
          1,900,000 6 3/4s, 3/15/18                                                       BBB-/P          1,945,125
          2,000,000 6 5/8s, 3/15/11                                                       BBB-/P          2,050,000
          2,500,000 Cleveland, Wtr. Wks. 1st Mtge. Rev. Bonds, Ser. G,
                    MBIA, 5 1/2s, 1/1/13                                                  Aaa             2,968,750
                    Cleveland, Wtr. Wks. Rev. Bonds
          1,120,000 Ser. J, FSA, 5 3/8s, 1/1/12                                           Aaa             1,313,200
          2,000,000 Ser. K, FGIC, 5s, 1/1/12                                              Aaa             2,290,000
          1,350,000 Cleveland-Cuyahoga Cnty., Port. Auth. Rev. Bonds
                    (Rock & Roll Hall of Fame), 5.2s, 12/1/03                             BBB-/P          1,361,745
          2,000,000 Cuyahoga Cnty., Continuing Care Facs. VRDN
                    1.2s, 2/1/29                                                          A-1             2,000,000
          1,500,000 Cuyahoga Cnty., G.O. Bonds, 5s, 12/1/18                               Aa1             1,625,625
          4,000,000 Cuyahoga Cnty., Hosp. VRDN (U. Hosp.), 1.12s,
                    1/1/16                                                                VMIG1           4,000,000
          2,400,000 Cuyahoga Cnty., Indl. Dev. VRDN (Allen Group, Inc.),
                    1.1s, 12/1/15                                                         A-1+            2,400,000
          1,500,000 Cuyahoga Cnty., Rev. Bonds, (Cleveland Clinic
                    Foundation) Ser. A, 6s, 1/1/32                                        A1              1,627,500
          3,000,000 Dayton, Fac. Rev. Bonds (Emery Air Freight), Ser. A,
                    5 5/8s, 2/1/18                                                        BB+             2,441,250
          1,000,000 Delaware Cnty., Cap. Fac. G.O. Bonds, 6 1/4s, 12/1/16                 Aa2             1,220,000
          1,300,000 Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                             Aa1             1,629,875
          1,500,000 Erie Cnty., Ohio Hosp. Fac. Rev. Bonds (Firelands Regl.
                    Med. Ctr.), 5 5/8s, 8/15/32                                           A2              1,571,250
          2,000,000 Franklin Cnty., Dev. Rev. Bonds (American Chemical
                    Society), 5.8s, 10/1/14                                               A               2,250,000
          1,000,000 Franklin Cnty., Econ. Dev. Rev. Bonds (Capitol South
                    Cmnty. Urban), 5 3/4s, 6/1/11                                         BBB-/P          1,092,500
          2,170,000 Franklin Cnty., G.O. Bonds, 5 3/8s, 12/1/20                           Aaa             2,452,100
                    Franklin Cnty., Hlth. Care Fac. Rev. Bonds
          2,000,000 (OH Presbyterian Svcs.), 7 1/8s, 7/1/29                               BB+/P           2,142,500
          1,750,000 (Friendship Dublin), 5 5/8s, 11/1/22                                  BBB+/P          1,763,125
          2,610,000 Franklin Cnty., Rev. Bonds (OCLC Online Computer
                    Library Ctr.), 5s, 4/15/13                                            A               2,890,575
          1,380,000 Greene Cnty., Swr. Syst. Rev. Bonds (Governmental
                    Enterprise), AMBAC, 5 5/8s, 12/1/13                                   Aaa             1,616,325
          2,000,000 Hamilton, City School Dist. G.O. Bonds, Ser. A,
                    5 1/2s, 12/1/24                                                       AA-             2,177,500
          3,000,000 Hillard, School Dist. G.O. Bonds (School Impts.
                    Project), FGIC, 5 3/4s, 12/1/24                                       Aaa             3,491,250
          1,800,000 Huran Cnty., Human Svcs. Rev. Bonds, MBIA,
                    6.55s, 12/1/20                                                        Aaa             2,403,000
          1,500,000 Kent, School Dist. G.O. Bonds, FGIC, 5 3/4s, 12/1/21                  Aaa             1,696,875
          1,820,000 Kettering, School Dist. G.O. Bonds (School Impt.),
                    FGIC, 5s, 12/1/13                                                     Aaa             2,111,200
            301,579 Lake Cnty., Indl. Dev. Rev. Bonds (Madison Inn
                    Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                   A-/P              314,831
          1,740,000 Lakota, School Dist. G.O. Bonds (Refurbish & Impt.),
                    FGIC, 5 1/2s, 12/1/17                                                 Aaa             2,109,750
          1,000,000 Lakota, School Dist. Rev. Bonds, AMBAC, 7s, 12/1/10                   Aaa             1,282,500
                    Lorain, City School Dist. G.O. Bonds
                    (Classroom Fac. Impt.), MBIA
          1,520,000 5s, 12/1/12                                                           Aaa             1,759,400
          1,395,000 5s, 12/1/11                                                           Aaa             1,611,225
          1,910,000 Lorain Cnty., Elderly Hsg. Corp. Multi-Fam. Rev.
                    Bonds (Harr Plaza & Intl.), Ser. A, 6 3/8s, 7/15/19                   A               1,951,199
                    Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
          1,500,000 7.3s, 12/15/14                                                        AAA/P           1,578,885
          1,750,000 7 1/8s, 12/15/18                                                      AAA/P           1,840,405
                    Lorain Cnty., Hosp. Rev. Bonds
            750,000 (Catholic Healthcare Refurbish & Impt.), Ser. A,
                    5 1/4s, 10/1/33                                                       AA-               776,250
          5,325,000 (EMH Regl. Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                         Aaa             6,170,344
                    Marion Cnty., Hlth. Care Fac. Rev. Bonds
                    (United Church Homes)
          2,980,000 6 3/8s, 11/15/10                                                      BBB-            3,057,867
          2,000,000 6.3s, 11/15/15                                                        BBB-            2,032,500
          1,000,000 Marysville, Exempt Village School Dist. G.O. Bonds,
                    MBIA, 5 1/8s, 12/1/23                                                 Aaa             1,143,750
          2,500,000 Mason, City School Dist. G.O. Bonds, 5.3s, 12/1/17                    Aa2             2,793,750
          1,205,000 Massillon, Rev. Bonds (Lincoln Ctr. Phase II), AMBAC,
                    6.95s, 12/1/10                                                        Aaa             1,400,813
          2,700,000 Miami Cnty., Hosp. Fac. Rev. Bonds (Upper Valley
                    Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                                   Baa1            2,804,625
          1,265,000 Midview, School Dist. COP (School Bldg. Fac. Project),
                    5 1/4s, 11/1/17                                                       A               1,378,850
                    Montgomery Cnty., Hlth. Syst. Rev. Bonds, Ser. B-1
            250,000 8.1s, 7/1/18                                                          AAA               288,750
          1,720,000 8.1s, 7/1/18, Prerefunded                                             Aaa             2,091,950
                    Montgomery Cnty., Hosp. Rev. Bonds
          1,500,000 (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,625,625
            580,000 (Grandview Hosp. & Med Ctr.), 5.6s, 12/1/11                           BBB+              673,525
            835,000 Northwestern, School Dist. Rev. Bonds
                    (Wayne & Ashland Cntys. School Impt.),
                    FGIC, 7.2s, 12/1/10                                                   Aaa             1,081,325
          1,370,000 OH Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                    Ser. A, GNMA Coll., 4.6s, 9/1/28                                      Aaa             1,429,938
          1,500,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB Ser. G,
                    GNMA Coll., 7.14s, 3/2/23                                             Aaa             1,650,000
             15,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                 4,763
          2,500,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (OH Edison Co.), Ser. A, 5.95s, 5/15/29                               Baa1            2,540,625
          1,350,000 OH State Bldg. Auth Rev. Bonds (Adult Correctional
                    Bldg. Fund), Ser. B, 5 1/4s, 4/1/14                                   Aa2             1,593,000
            455,000 OH State Econ. Dev. Rev. Bonds (Superior Forge &
                    Steel Corp.), Ser. 3, 7 5/8s, 6/1/11                                  A-                464,810
          1,000,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1            1,022,500
                    OH State G.O. Bonds
          1,500,000 (Infrastructure Impt.), Ser. A, 5 1/2s, 8/1/13                        Aa1             1,805,620
          2,500,000 (Higher Ed.), Ser. B, 5 1/4s, 11/1/12                                 Aa1             2,959,375
          1,000,000 (Highway), Ser. T, 4 7/8s, 5/15/04                                    AAA             1,036,630
          3,000,000 OH State Higher Edl. Fac. Mandatory Put Bonds
                    (Kenyon College Project), 5.05s, 7/1/37                               A2              3,262,500
                    OH State Higher Edl. Fac. Rev. Bonds
          4,500,000 (Case Western Reserve U.), 6 1/4s, 10/1/18                            AA              5,715,000
          1,000,000 (Case Western Reserve U.), 6s, 10/1/14                                AA              1,240,000
          2,270,000 (Denison U), 5 1/8s, 11/1/21                                          AA              2,451,600
          3,000,000 (Northern U.), 4 3/4s, 5/1/19                                         A2              3,138,750
          1,800,000 OH State Indl. Dev. Auth. Rev. Bonds (Kroger Co.),
                    8.65s, 6/1/11                                                         Baa3            1,800,000
          1,000,000 OH State Infrastructure Impt. G.O. Bonds, Ser. B,
                    5 1/4s, 3/1/14                                                        Aa1             1,152,500
                    OH State Poll. Control Rev. Bonds
          3,350,000 (Standard Oil Co.), 6 3/4s, 12/1/15                                   AA+             4,334,063
          1,000,000 (General Motors Corp. Project), 5 5/8s, 3/1/15                        A3              1,098,750
          1,500,000 OH State Solid Waste Mandatory Put Bonds
                    4.85s, 11/1/22                                                        BBB             1,550,625
          1,000,000 OH State Solid Waste Rev. Bonds (General Motors
                    Corp. Project), 6.3s, 12/1/32                                         A3              1,075,000
                    OH State Tpk. Comm. Rev. Bonds, Ser. A, FGIC
          3,780,000 5 1/2s, 2/15/18                                                       Aaa             4,569,075
          1,000,000 5 1/2s, 2/15/15                                                       AAA             1,202,500
          1,000,000 OH State U. Rev. Bonds, Ser. A, 5 1/8s, 12/1/31                       Aa2             1,071,250
          1,000,000 OH State Wtr. Dev. Auth. Poll. Control Facs. Mandatory
                    Put Bonds (OH Edison Co. Project), Ser. A,
                    2 1/4s, 6/1/33                                                        Baa1            1,000,000
                    OH State Wtr. Dev. Auth. Rev. Bonds (Fresh Wtr.),
                    Ser. B, FSA
          1,215,000 5 1/2s, 6/1/21                                                        Aaa             1,458,000
          1,565,000 5 1/2s, 6/1/18                                                        Aaa             1,897,563
          1,000,000 5 1/2s, 12/1/16                                                       Aaa             1,215,000
                    OH State Wtr. Dev. Auth. Solid Waste Disp. Rev. Bonds
          5,700,000 (North Star Broken Hill Steel), 6.45s, 9/1/20                         A               5,992,125
          2,500,000 (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20                         BB+/P           2,443,750
          1,500,000 Powell, G.O. Bonds, FGIC, 5 1/2s, 12/1/25                             Aaa             1,674,375
          2,165,000 Rickenbacker, Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,416,681
            300,000 River Valley, Local School Dist. G.O. Bonds
                    (School Fac. Construction & Impt.), FSA,
                    5 1/4s, 11/1/23                                                       Aaa               348,375
                    Sandusky Cnty., Hosp. Fac. Rev. Bonds (Memorial Hosp.)
            830,000 5.15s, 1/1/10                                                         BBB-              830,000
            500,000 5.15s, 1/1/08                                                         BBB-              499,375
            685,000 5.05s, 1/1/07                                                         BBB-              685,000
          1,000,000 Stark Cnty., School Dist. G.O. Bonds, FGIC,
                    5 3/4s, 12/1/21                                                       Aaa             1,151,250
                    Summit Cnty., G.O. Bonds, Ser. R, FGIC
          1,000,000 5 1/2s, 12/1/18                                                       Aaa             1,217,500
          1,000,000 5 1/2s, 12/1/17                                                       Aaa             1,221,250
          1,000,000 5 1/2s, 12/1/16                                                       Aaa             1,221,250
          3,500,000 Toledo-Lucas Cnty., Port Auth. Rev. Bonds
                    (CSX Transn, Inc. Project), 6.45s, 12/15/21                           Baa2            3,898,125
          1,500,000 Toledo, G.O. Bonds (Macys), Ser. A, MBIA,
                    6.35s, 12/1/25                                                        Aaa             1,730,625
          2,925,000 Toledo, Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12 (SEG)                                                  Aaa             3,656,250
          1,175,000 Toledo, Wtr. Wks. Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12                                                        Aaa             1,468,750
          1,100,000 Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                    (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                                Baa1            1,125,157
          1,000,000 Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                    FGIC, 7.05s, 12/1/11                                                  Aaa             1,298,750
          1,000,000 U. of Cincinnati COP (Jefferson Ave. Residence Hall),
                    MBIA, 5 1/8s, 6/1/28                                                  Aaa             1,062,500
          2,890,000 U. of Cincinnati Rev. Bonds, Ser. C, FGIC, 5s, 6/1/13                 Aaa             3,334,338
                    Westerville, City School Dist. Rev. Bonds (School Impt.)
          1,610,000 6 1/4s, 12/1/09                                                       AA-             1,974,263
          1,590,000 6 1/4s, 12/1/08                                                       AA-             1,921,913
          3,000,000 Woodridge, School Dist. Rev. Bonds, AMBAC,
                    6.8s, 12/1/14                                                         Aaa             3,971,250
                    Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds,
                    FHA Insd.
            220,000 7 3/8s, 10/1/21                                                       AAA               308,550
            205,000 7 3/8s, 10/1/20                                                       AAA               287,513
            185,000 7 3/8s, 10/1/19                                                       AAA               259,463
            180,000 7 3/8s, 10/1/18                                                       AAA               252,450
            160,000 7 3/8s, 10/1/17                                                       AAA               224,400
            155,000 7 3/8s, 10/1/16                                                       AAA               217,388
                                                                                                      -------------
                                                                                                        211,439,910

Puerto Rico (6.7%)
-------------------------------------------------------------------------------------------------------------------
          1,160,000 Children's Trust Fund Tobacco Settlement Rev. Bonds,
                    5 3/8s, 5/15/33                                                       A-              1,009,200
          2,000,000 Cmnwlth. of PR, G.O. Bonds, FSA, 5 1/2s, 7/1/18                       Aaa             2,420,000
          1,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    1.05s, 12/1/15                                                        VMIG1           1,000,000
          1,750,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. W,
                    MBIA, 5 1/2s, 7/1/15                                                  Aaa             2,117,500
          3,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
                    FSA, 5 7/8s, 8/1/14                                                   Aaa             3,573,750
          2,500,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/11                                                       AAA             3,059,375
          1,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, XLCA,
                    5 3/8s, 7/1/17                                                        AAA             1,188,750
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                             Baa2            1,052,500
                                                                                                      -------------
                                                                                                         15,421,075

Virgin Islands (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,075,000 Tobacco Settlement Fin. Corp. Rev. Bonds, 5s, 5/15/21                 Baa2              952,719
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $209,153,137)                                              $227,813,704
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $230,822,818.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

      The rates shown on VRDN and mandatory put bonds are the current interest rates shown at May 31, 2003.

      The rates shown on IFB , which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2003.

      The fund had the following industry group concentrations greater than 10% at May 31, 2003 (as a percentage of net assets):

        Health care/hospitals 15.3%
        Education 11.5

      The fund had the following insurance concentrations greater than 10% at May 31, 2003 (as a percentage of net assets):

        FGIC 13.6%
        AMBAC 10.4

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2003
                       Market     Aggregate Face   Expiration     Unrealized
                       Value           Value          Date       Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)       $20,252,813     $20,162,728      Sep-03        $(90,085)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$209,153,137) (Note 1)                                                         $227,813,704
-------------------------------------------------------------------------------------------
Cash                                                                                985,960
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,900,962
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              194,974
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       15,000
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             10,688
-------------------------------------------------------------------------------------------
Total assets                                                                    232,921,288

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               469,993
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,000,063
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          183,883
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        287,329
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           27,170
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       21,885
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            738
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               93,676
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               13,733
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,098,470
-------------------------------------------------------------------------------------------
Net assets                                                                     $230,822,818

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $218,235,293
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         40,763
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (6,023,720)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       18,570,482
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $230,822,818

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($183,382,734 divided by 19,659,396 shares)                                           $9.33
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.33)*                                $9.80
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($43,982,913 divided by 4,719,455 shares)**                                           $9.32
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,457,171 divided by 370,408 shares)                                                $9.33
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.33)***                              $9.64
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2003
Interest income:                                                                $10,722,163
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,115,391
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      259,782
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   13,058
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,319
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               353,274
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               367,509
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                15,839
-------------------------------------------------------------------------------------------
Other                                                                               125,439
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,258,611
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (41,082)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,217,529
-------------------------------------------------------------------------------------------
Net investment income                                                             8,504,634
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,240,339
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,075,363)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                  10,180,043
-------------------------------------------------------------------------------------------
Net gain on investments                                                          11,345,019
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $19,849,653
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year ended May 31
                                                                             --------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $8,504,634            $9,655,432
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 1,164,976              (312,669)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             10,180,043             2,616,196
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   19,849,653            11,958,959
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                             (7,117,024)           (7,538,213)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,458,729)           (2,012,848)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (117,782)              (83,170)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       5,759,619             4,157,370
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           16,915,737             6,482,098

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     213,907,081           207,424,983
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $40,763 and $64,774, respectively)                         $230,822,818          $213,907,081
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.77        $8.29        $8.99        $9.26
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .36          .42          .44          .45 (c)      .46 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46          .10          .47         (.70)        (.19)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .82          .52          .91         (.25)         .27
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.42)        (.43)        (.45)        (.47)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.42)        (.43)        (.45)        (.54)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.33        $8.87        $8.77        $8.29        $8.99
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.48         5.98        11.22        (2.72)        2.93
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $183,383     $167,223     $153,806     $149,434     $186,170
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .88          .91          .88          .87 (c)      .91 (c)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.94         4.70         5.03         5.24 (c)     4.96 (c)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.66        17.26        11.88        10.84         7.80
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
    31, 2000 and May 31, 1999 reflect a reduction of 0.01% and 0.08%, respectively, based on average net assets for class A shares.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.86        $8.76        $8.28        $8.98        $9.25
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .30          .36          .38          .39 (c)      .40 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .47          .10          .48         (.69)        (.20)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .77          .46          .86         (.30)         .20
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.31)        (.36)        (.38)        (.40)        (.40)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.31)        (.36)        (.38)        (.40)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.32        $8.86        $8.76        $8.28        $8.98
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.78         5.30        10.51        (3.37)        2.27
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $43,983      $43,696      $51,687      $48,424      $58,763
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.53         1.56         1.53         1.52 (c)     1.56 (c)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.30         4.05         4.38         4.59 (c)     4.31 (c)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.66        17.26        11.88        10.84         7.80
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
    31, 2000 and May 31, 1999 reflect a reduction of 0.01% and 0.08%, respectively, based on average net assets for class B shares.

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.88        $8.77        $8.29        $8.99        $9.26
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .33          .39          .41          .42 (c)      .43 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46          .11          .48         (.69)        (.19)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .79          .50          .89         (.27)         .24
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.34)        (.39)        (.41)        (.43)        (.44)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.34)        (.39)        (.41)        (.43)        (.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.33        $8.88        $8.77        $8.29        $8.99
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.03         5.78        10.88        (3.02)        2.62
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,457       $2,988       $1,932       $1,626       $1,998
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.18         1.21         1.18         1.17 (c)     1.21 (c)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.64         4.39         4.73         4.94 (c)     4.67 (c)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.66        17.26        11.88        10.84         7.80
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
    31, 2000 and May 31, 1999 reflect a reduction of 0.01% and 0.08%, respectively, based on average net assets for class M shares.

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Ohio tax-exempt securities with intermediate- to long-term maturities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be affected by economic and political developments in the state of Ohio. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended May 31, 2003, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of approximately $4,308,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,948,000    May 31, 2009
       360,000    May 31, 2010

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2003, the fund reclassified $164,890 to decrease distributions in excess of net investment income, with an increase to accumulated net realized losses of $164,890.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                   $20,187,881
Unrealized depreciation                    (1,527,314)
                                        -------------
Net unrealized appreciation                18,660,567
Undistributed tax-exempt income               326,689
Undistributed ordinary income                 145,833
Capital loss carryforward                  (4,308,173)
Post-October loss                                  --

Cost for federal income
tax purposes                             $209,153,137

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2003, the fund's expenses were reduced by $41,082 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $646 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $27,400 and $605 from the sale of class A and class M shares, respectively, and received $56,101 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2003, Putnam Retail Management, acting as underwriter, received $40 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $57,253,911 and $52,006,706, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,353,812         $21,327,032
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               530,372           4,797,082
---------------------------------------------------------------------------
                                             2,884,184          26,124,114

Shares repurchased                          (2,069,802)        (18,794,311)
---------------------------------------------------------------------------
Net increase                                   814,382          $7,329,803
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,895,008         $25,666,465
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               560,961           4,981,611
---------------------------------------------------------------------------
                                             3,455,969          30,648,076

Shares repurchased                          (2,144,413)        (18,978,897)
---------------------------------------------------------------------------
Net increase                                 1,311,556         $11,669,179
---------------------------------------------------------------------------

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    609,690          $5,519,505
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                98,787             897,003
---------------------------------------------------------------------------
                                               708,477           6,416,508

Shares repurchased                            (918,825)         (8,294,954)
---------------------------------------------------------------------------
Net decrease                                  (210,348)        $(1,878,446)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    956,776          $8,479,819
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               137,656           1,221,666
---------------------------------------------------------------------------
                                             1,094,432           9,701,485

Shares repurchased                          (2,063,096)        (18,252,683)
---------------------------------------------------------------------------
Net decrease                                  (968,664)        $(8,551,198)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     33,274            $303,543
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                11,704             106,347
---------------------------------------------------------------------------
                                                44,978             409,890

Shares repurchased                             (11,173)           (101,628)
---------------------------------------------------------------------------
Net increase                                    33,805            $308,262
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    200,712          $1,783,486
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,518              66,680
---------------------------------------------------------------------------
                                               208,230           1,850,166

Shares repurchased                             (91,879)           (810,777)
---------------------------------------------------------------------------
Net increase                                   116,351          $1,039,389
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investment            Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President of and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a Member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a Member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis
                                                                 is also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Management and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power &
                                                                 Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc., The
                                                                 Ryland Group, Inc., and Graphic
                                                                 Packaging International Corp.,
                                                                 respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2003,
  there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the
  Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management,
  Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the
  President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the
  President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr.
  Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:


Name, Address,1 Date of Birth,     Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*  Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN053-88664  848/240/130  7/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: July 24, 2003